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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

          In connection with the Annual Report (the "report") of Neutron Enterprises, Inc. (the "Company") on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, Rory Olson, Chief Executive Officer of the Company, and Ciaran Griffin, Chief Financial Officer of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

          (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Rory Olson
                                        ----------------------------------------
                                        Rory Olson
                                        Chief Executive Officer


                                        /s/ Ciaran Griffin
                                        ----------------------------------------
                                        Ciaran Griffin
                                        Chief Financial Officer

Date: April 2, 2007